BLACKROCK FUNDSSM
BlackRock Global Long/Short Equity Fund
(the “Fund”)

Supplement dated April 22, 2016 to the Fund’s
Investor and Institutional Shares Prospectus dated November 27, 2015 and
Class K Shares Prospectus dated March 25, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2012	Managing Director of BlackRock, Inc.
Kevin Franklin	2012	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Raffaele Savi and Kevin Franklin are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Energy & Resources

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors from 2007 to 2009; Principal at Barclays Global Investors from 2006 to 2007.
Kevin Franklin	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2010; Head of Automated Trading at Marble Bar Asset Management from 2009 to 2010; Principal at Barclays Global Investors from 2005 to 2009.

Shareholders should retain this Supplement for future reference.

PRO-GLSEQ-0416SUPP